                                                                   EXHIBIT 10.18

                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), effective as of June 1, 1997, is entered into between FINOVA CAPITAL CORPORATION ("FINOVA"), with a place of business at 355 South Grand Avenue, Los Angeles, California, and Oakhurst Company, Inc. ("Oakhurst"), Steel City Products, Inc. ("SCPI"), Puma Products, Inc. ("Puma"), H & H Distributors, Inc. ("H & H"), Dowling's Fleet Service Co., Inc. ("DFS"), Oakhurst Management Corporation ("OMC"), Oakhurst Holdings, Inc. ("OH"), and G & O Sales Company ("G&O"), jointly and severally (individually "Borrower" and collectively "Borrowers"), with the chief executive office of each Borrower located as follows: Oakhurst, 1001 Santerre Drive, Grand Prairie, Texas 75050; SCPI, 630 Alpha Drive, Pittsburgh, Pennsylvania 15238; Puma, 1001 Santerre Drive, Grand Prairie, Texas 75050; H & H, 5101 Baum Boulevard, Pittsburgh, Pennsylvania 15224; DFS, 389 East Third Street, Mount Vernon, New York 10550; OMC, 1001 Santerre Drive, Grand Prairie, Texas 75050; OH, 3513 Concord Pike, Suite 3720, Wilmington, Delaware 19803; and G & O, 1522-24 Fairmont Avenue, Philadelphia, Pennsylvania 19130.


                                    RECITALS

         A. Borrowers and FINOVA have previously entered into that certain Loan and Security Agreement dated as of March 28, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of June, 1996 (collectively, the "Loan Agreement"), pursuant to which FINOVA has made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. As of the date hereof, Oakhurst has consummated the sale of (i) all of its legal and beneficial ownership interest in the capital stock of Puma to Anthony M. Puma (the "Puma Sale") and (ii) all of its legal and beneficial ownership interest in the capital stock of H&H to James Stein (the "H&H Sale"). FINOVA consented to the Puma Sale and the H&H Sale pursuant to the terms of that certain letter agreement dated as of June 12, 1997 (the "Consent Letter").

         C. Pursuant to the terms of the Consent Letter, FINOVA has agreed, upon the consummation of the H&H Sale, to enter into an amendment to the Loan Agreement, in form and substance satisfactory to FINOVA, pursuant to the terms of which (a) Puma and H & H shall cease to be Borrowers under the Loan Agreement on a prospective, going forward basis, (b) the Tangible Net Worth Covenants for Puma, H & H and all Borrowers on a consolidated basis, as set forth in Section
13.14 of the Schedule to the Loan Agreement, shall be deleted on a prospective, going-forward basis, (c) the definition of "Current Liabilities" shall be amended to exclude all principal amounts outstanding and accrued interest thereon under the Revolving Loans and the Fixed Asset Loan and (d) the terms of the Borrowers' credit line with FINOVA, as set forth in Sections 1.1 and 1.2 of the Schedule to the Loan Agreement, shall be restructured to decrease from Nine Million Five Hundred Thousand Dollars ($9,500,000) to Eight Million Five Hundred Thousand Dollars ($8,500,000) the amount of the Total Facility for all Loans, decrease from Eight Million Dollars ($8,000,000) to Seven Million Dollars ($7,000,000) the amount of the Total Facility for Revolving Loans, decrease from Four Million Dollars ($4,000,000) to Three Million Five Hundred Thousand Dollars ($3,500,000) the maximum aggregate outstanding principal amount of Inventory Loans to the Borrowers, increase from Three Million Eight Hundred Thousand Dollars ($3,800,000) to Four Million Two Hundred Fifty Thousand Dollars ($4,250,000) the maximum amount of Receivables Loans which may be advanced against Eligible Accounts of SCPI, increase from Two Million Seven Hundred Thousand Dollars ($2,700,000) to Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) the maximum amount of Inventory Loans which may be advanced against Eligible Inventory of SCPI, increase from Two Million Five Hundred Thousand Dollars ($2,500,000) to Two Million Seven Hundred Fifty Thousand Dollars ($2,750,000) the maximum amount of Receivables Loans which may be advanced against Eligible Accounts of DFS, and increase from One Million Four Hundred Thousand Dollars ($1,400,000) to One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) the maximum amount of Inventory Loans which may be advanced against Eligible Inventory of DFS. D. Borrowersand FINOVA wish to amend the Loan Agreement to effectuate the aforedescribed changes. NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Amendment of Definition of "Borrowers" to Delete Puma and H&H. The introductory paragraph of the Loan Agreement is hereby amended to delete Puma and H&H as "Borrowers", effective as of the date hereof.

         2. Amendment of Section 1.1. (Total Facility). Section 1.1 of the Schedule to Loan and Security Agreement (entitled "Total Facility") is hereby amended and restated to read in its entirety as follows:

                      "The Total Facility for all Loans is Eight Million Five
                  Hundred Thousand Dollars ($8,500,000). The Total Facility for Revolving Loans is Seven Million Dollars ($7,000,000)."

         3. Amendment of Section 1.2.A. (Revolving Loans).  Paragraph A. of
Section 1.2 of the Schedule to Loan and Security Agreement (entitled "Revolving Loans") is hereby amended and restated to read in its entirety as follows:

                  "A. REVOLVING LOANS: a revolving line of credit to the Borrowers consisting of loans against the Eligible Receivables of each Borrower ("Receivable Loans") and against the Eligible Inventory of each Borrower ("Inventory Loans" and, together with the Receivable Loans, the "Revolving Loans") in an aggregate outstanding principal amount at any time for all Borrowers which shall not exceed the lesser of:

                           (a) an amount of the Total Facility for Revolving Loans; or

                           (b)  the sum of

                                (i) the aggregate Receivable Loans
                                to the Borrowers, each in an amount
                                equal to eighty percent (80%) of the
                                net amount of each Borrower's
                                Eligible Receivables, but not to
                                exceed with respect to each
                                Borrower, the amounts set forth
                                below:


                                            Maximum Advance Against
                 Borrower                   Eligible Accounts
                 --------                   -----------------
                   Oakhurst                              $0
                   SCPI                          $4,250,000
                   DFS                           $2,750,000
                   OMC                                   $0
                   OH                                    $0
                   G&O                                   $0;

                  less a Dilution reserve equal to five percent (5%) of each Borrower's total Eligible Receivables from time to time, which Dilution reserve may be adjusted periodically by FINOVA, in its reasonable credit judgment, upward or downward by the percentage which Dilution varies from a prior period's total Dilution by more than two and one-half percent (2.5%); plus

                                 (ii) the aggregate Inventory Loans
                                 to the Borrowers, each in an amount
                                 equal to forty-five percent (45%) of
                                 the value of each Borrower's
                                 Eligible Inventory, calculated at
                                 the lower of cost or market valued
                                 and determined on a first-in,
                                 first-out basis, but not to exceed
                                 with respect to each Borrower, the
                                 amounts set forth below:


                                           Maximum Advance Against
                 Borrower                  Eligible Inventory
                 --------                  ------------------
                  Oakhurst                             $0
                  SCPI                         $2,750,000
                  DFS                          $1,750,000
                  OMC                                  $0
                  OH                                   $0
                  G&O                                  $0;

                  provided, however, that FINOVA shall advance Inventory Loans to the Borrowers, subject to the foregoing subline limits, in an amount equal to twenty-five percent (25%) of the value of that portion of each Borrower's Inventory, which would otherwise be deemed ineligible because such Inventory had been held by a Borrower in excess of 180 days and therefore considered slow moving, consisting of out-of-season Inventory purchased under special purchase arrangements and held in anticipation of being sold at the next seasonal market; and provided further, however, that the aggregate outstanding principal amount of Inventory Loans to the Borrowers shall not exceed at any time Three Million Five Hundred Thousand ($3,500,000); and provided further, however, that the aggregate outstanding principal amount of Inventory Loans and Receivable Loans to the Borrowers shall not exceed at any time the Total Facility for Revolving Loans of Seven Million Dollars ($7,000,000)."

     4. Amendment of Section 12.18. Paragraph (a) of Section 12.18 of the Loan Agreement (entitled "Capitalization") is hereby amended and restated to read in its entirety as follows, effective as of the date hereof:

              "(a) All of the issued and outstanding shares of the capital stock of DFS and OMC, and approximately ninety percent (90%) of the issued and outstanding shares of the capital stock of SCPI, are directly and beneficially owned and held by Oakhurst, all of the issued and outstanding shares of the capital stock of G&O are directly and beneficially owned and held by DFS, and all of the issued and outstanding shares of the capital stock of OH are directly and beneficially held by certain subsidiaries of Oakhurst in the percentages set forth in the definition of "OH" below, and all of such shares have been duly authorized and are fully paid and non-assessable, free and clear of all claims, liens, pledges and encumbrances of any kind, except as disclosed in writing to FINOVA;"


     5. Tangible Net Worth. The "Tangible Net Worth" section of Section 13.14 of the Loan Agreement, as set forth on the Schedule, is hereby amended to read in its entirety as follows, effective as of the date hereof:

              "Tangible Net Worth: Each of the Borrowers listed below shall maintain at all times a Tangible Net Worth of not less than the amounts set forth opposite their names below:


                   Borrower                      Tangible Net Worth
                   --------                      ------------------
                   SCPI                                   $3,500,000
                   DFS                                    $  900,000

              For the purpose of determining the Tangible Net Worth of each Borrower listed above, the Fixed Asset Loan shall be allocated in full to SCPI, and only direct Revolving Loan advances shall be allocated to each Borrower."

     6. Definitions. (a) The definition of "Current Liabilities" set forth in
Section 18 of the Loan Agreement is hereby amended to read in its entirety as follows, effective as of the date hereof:

              "Current Liabilities' at any date means the amount at which the current assets of the Borrowers would be shown on a consolidated balance sheet of the Borrowers as at such date, prepared in accordance with GAAP, provided that amounts due from Affiliates and investments in Affiliates shall be excluded therefrom, and provided, further, that there shall also be excluded therefrom all principal amounts outstanding and accrued interest thereon under the Revolving Loans and the Fixed Asset Loan."

              (b) Clause (vi) of the definition of "Eligible Receivables" set forth in Section 18 of the Loan Agreement is hereby amended to read in its entirety as follows, effective as of the date hereof:

              "(viii) the account debtor's total obligations to the Borrowers exceed fifteen percent (15%) of all Eligible Receivables on a consolidated basis to the extent of such excess;"

              (c) The definition of "H&H" set forth in Section 18 of the Loan Agreement is hereby amended to read in its entirety as follows, effective as of the date hereof:

              "H&H'" means H&H Distributors, Inc., a Pennsylvania corporation."

              (d) The definition of "OH" set forth in Section 18 of the Loan Agreement is hereby amended to read in its entirety as follows, effective as of the date hereof:

              "OH' means Oakhurst Holdings, Inc., a Delaware corporation, a co-borrower hereunder, with respect to which all of the issued and outstanding capital stock is owned of record and beneficially by the following subsidiaries of Oakhurst in the percentages stated:
              SCPI-83.6%; and; DFS-16.4%".

              (e) The definition of "Oakhurst" set forth in Section 18 of the Loan Agreement is hereby amended to read in its entirety as follows, effective as of the date hereof:

              "Oakhurst' means Oakhurst Company, Inc., a Delaware corporation, a co-borrower hereunder, and the direct parent of SCPI, DFS and OMC."

              (f) The definition of "Puma" set forth in Section 18 of the Loan Agreement is hereby amended to read in its entirety as follows, effective as of the date hereof:

              "Puma' means Puma Products, Inc., a Texas corporation."

     7. Effectiveness of this Amendment. FINOVA must have received the following items, in form and content acceptable to FINOVA, before this Amendment is effective and before FINOVA is required to extend any credit to Borrowers as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "Closing Date".

              (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to FINOVA and Borrowers.

              (b) Authorizations. Evidence that the execution, delivery and performance by each Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

              (c) Representations and Warranties. The Representations and Warranties set forth in the Loan Agreement must be true and correct.

              (d) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to FINOVA.

     8. Fees and Expenses. Borrowers hereby confirm that pursuant to Section
13.1 of the Loan Agreement, Borrowers shall reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Amendment, including, but not limited to, attorneys' fees.

     9. Representations and Warranties. The Borrowers, jointly and severally, represent and warrant as follows:

              (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment, and the performance by each Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Borrower and no other corporate proceedings on the part of such Borrower are necessary to consummate such transactions;

              (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower hereto or thereto, enforceable against such Borrower in accordance with its terms, and is in full force and effect;

              (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof;

              (d) No Default. No event has occurred and is continuing that constitutes an Event of Default; and

              (e) Consummation of Puma Sale and H&H Sale. The Puma Sale and the H&H Sale have been consummated on such terms and conditions as previously disclosed to FINOVA.

     10. Choice of Law. THIS AMENDMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. THE BORROWERS HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA, THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE BORROWERS WAIVE ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. THE BORROWERS WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN
SECTION 19.13 OF THE LOAN AGREEMENT FOR THE GIVING OF NOTICE. THE BORROWERS FURTHER WAIVE ANY RIGHT THEY MAY OTHERWISE HAVE TO COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST THEM.

     11. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

     12. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.

     13. Reference to and Effect on the Loan Documents.

              (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

              (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to FINOVA.

              (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any FINOVA or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

              (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

     14. Ratification. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     15. Estoppel. To induce FINOVA to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, Borrowers hereby acknowledge and agree that, after giving effect to this Amendment, as of the date hereof, there exists no Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against FINOVA with respect to the Obligations.


         IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                         FINOVA CAPITAL CORPORATION

                                          By: /s/ Jeffery D. Weiss
                                             ---------------------------
                                          Name:    Jeffery D. Weiss
                                               -------------------------
                                          Title:   Vice President
                                                ------------------------

                                         OAKHURST COMPANY, INC.

                                          By:   /s/ Robert Davies
                                             ---------------------------
                                          Name:   Robert Davies
                                               -------------------------
                                          Title:   Chairman
                                                ------------------------

                                          STEEL CITY PRODUCTS, INC.
                                           By: /s/ Robert M. Davies
                                              ---------------------------
                                           Name:   Robert M. Davies
                                                -------------------------
                                           Title:   Vice President
                                                 ------------------------

                                          PUMA PRODUCTS, INC.
                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------

                                          H & H DISTRIBUTORS, INC.
                                           By:
                                              ---------------------------
                                           Name:
                                                -------------------------
                                           Title:
                                                 ------------------------

                                          DOWLING'S FLEET SERVICE CO.
                                           By: /s/ Robert M. Davies
                                              ---------------------------
                                           Name:   Robert M. Davies
                                                -------------------------
                                           Title:   Vice President
                                                 ------------------------

                                          OAKHURST MANAGEMENT
                                          CORPORATION
                                           By: /s/ Robert M. Davies
                                              ---------------------------
                                           Name:   Robert M. Davies
                                                -------------------------
                                           Title:   Vice President
                                                 ------------------------

                                          OAKHURST HOLDINGS, INC.
                                           By: /s/ Robert M. Davies
                                              ---------------------------
                                           Name:   Robert M. Davies
                                                -------------------------
                                           Title:   Vice President
                                                 ------------------------

                                          G & O SALES COMPANY
                                           By: /s/ Robert M. Davies
                                              ---------------------------
                                           Name:   Robert M. Davies
                                                -------------------------
                                           Title:   Vice President
                                                 ------------------------
                                       9

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT (the "Amendment"), effective as of October 31, 1997, is entered into between FINOVA CAPITAL CORPORATION ("FINOVA"), with a place of business at 355 South Grand Avenue, Los Angeles, California, and Oakhurst Company, Inc. ("Oakhurst"), Steel City Products, Inc. ("SCPI"), Dowling's Fleet Service Co., Inc. ("DFS"), Oakhurst Management Corporation ("OMC"), Oakhurst Holdings, Inc. ("OH"), and G & O Sales Company ("G&O"), jointly and severally (individually "Borrower" and collectively "Borrowers"), with the chief executive office of each Borrower located as follows: Oakhurst, 1001 Santerre Drive, Grand Prairie, Texas 75050; SCPI, 630 Alpha Drive, Pittsburgh, Pennsylvania 15238; DFS, 389 East Third Street, Mount Vernon, New York 10550; OMC, 1001 Santerre Drive, Grand Prairie, Texas 75050; OH, 3513 Concord Pike, Suite 3720, Wilmington, Delaware 19803; and G & O, 1522-24 Fairmont Avenue, Philadelphia, Pennsylvania 19130.


                                    RECITALS

         A. Borrowers and FINOVA have previously entered into that certain Loan and Security Agreement dated as of March 28, 1996, as amended by that certain First Amendment to Loan and Security Agreement dated as of June, 1996 and that certain Second Amendment to Loan and Security Agreement effective as of June 1, 1997 (collectively, the "Loan Agreement"), pursuant to which FINOVA has made certain loans and financial accommodations available to Borrowers. Terms used herein without definition shall have the meanings ascribed to them in the Loan Agreement.

         B. Borrowers have requested FINOVA to renew the term of the Loan Agreement for a period of one year after the expiration of the Initial Term (said Renewal Term to expire on March 28, 1999).

         C. Subject to the terms and conditions set forth herein, FINOVA has agreed to such renewal.

         D. Borrowers and FINOVA wish to amend the Loan Agreement to effectuate the aforedescribed changes.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Renewal of Term of Loan Agreement. FINOVA hereby confirms to Borrowers that the term of the Loan Agreement shall be renewed for a period of one year after the expiration of the Initial Term. Said Renewal Term shall expire on March 28, 1999.

         2. Amendment of Section 16.4 of the Schedule to the Loan Agreement (entitled "Termination Fee"). Section 16.4 of the Schedule to the Loan Agreement (entitled "Termination Fee") is hereby amended, effective as of the date hereof, to read in its entirety as follows:

                  "The Termination Fee provided in Section 16.4 shall be an amount equal to the following:

                           (i) if the Borrowers terminate this Agreement prior
                  to the second anniversary of this Agreement or the end of any Renewal Term, one percent (1%) of the Total Facility for Revolving Loans."

         3. Payment of Renewal Fee. In consideration of FINOVA's renewal of the term of the Loan Agreement and the extension of the term of the Fixed Asset Note, Borrowers hereby confirm to FINOVA that they shall pay to FINOVA, in accordance with the provisions of Section 3.1 of the Loan Agreement, a renewal fee ("Renewal Fee") equal to $35,000 (representing one half of one percent (0.5%) of the Total Facility for Revolving Loans). Said Renewal Fee shall be fully earned as of the date hereof and shall be paid by Borrowers to FINOVA as follows: (A) $17,500 simultaneously with the execution hereof and (B) $17,500 on November 26, 1997.

         4. Effectiveness of this Amendment. FINOVA must have received the following items, in form and content acceptable to FINOVA, before this Amendment is effective and before FINOVA is required to extend any credit to Borrowers as provided for by this Amendment. The date on which all of the following conditions have been satisfied is the "Closing Date".

                  (a) Amendment. This Amendment fully executed in a sufficient number of counterparts for distribution to FINOVA and Borrowers.

                  (b) Authorizations. Evidence that the execution, delivery and performance by each Borrower and each guarantor or subordinating creditor of this Amendment and any instrument or agreement required under this Amendment have been duly authorized.

                  (c) Representations and Warranties. The Representations and Warranties set forth in the Loan Agreement must be true and correct.

                  (d) Payment of Fees. Payment by Borrowers of the fees described in Section 5 of this Amendment.

                  (e) Other Required Documentation. All other documents and legal matters in connection with the transactions contemplated by this Agreement shall have been delivered or executed or recorded and shall be in form and substance satisfactory to FINOVA, including, without limitation, a certificate of the secretary of each Borrower as to board resolutions and the incumbency of officers.

         5. Fees and Expenses. Borrowers hereby confirm that pursuant to Section
13.1 of
the Loan Agreement, Borrowers shall reimburse FINOVA for all costs, fees and expenses incurred by FINOVA in connection with the negotiation, preparation, execution, delivery, administration and enforcement of this Amendment, including, but not limited to, attorneys' fees.

         6. Representations and Warranties. The Borrowers, jointly and severally, represent and warrant as follows:

                  (a) Authority. Each Borrower has the requisite corporate power and authority to execute and deliver this Amendment,and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby) to which it is a party. The execution, delivery and performance by each Borrower of this Amendment, and the performance by each Borrower of each Loan Document (as amended or modified hereby) to which it is a party have been duly approved by all necessary corporate action of such Borrower and no other corporate proceedings on the part of such Borrower are necessary to consummate such transactions;

                  (b) Enforceability. This Amendment has been duly executed and delivered by each Borrower. This Amendment and each Loan Document (as amended or modified hereby) is the legal, valid and binding obligation of each Borrower hereto or thereto, enforceable against such Borrower in accordance with its terms, and is in full force and effect;

                  (c) Representations and Warranties. The representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof; and

                  (d) No Default. No event has occurred and is continuing that constitutes an Event of Default.

         7. Choice of Law. THIS AMENDMENT SHALL BE INTERPRETED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE CONFLICT OF LAWS RULES) OF THE STATE OF ARIZONA GOVERNING CONTRACTS TO BE PERFORMED ENTIRELY WITHIN SUCH STATE. THE BORROWERS HEREBY CONSENT TO THE EXCLUSIVE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF MARICOPA, THE STATE OF ARIZONA OR, AT THE SOLE OPTION OF FINOVA, IN ANY OTHER COURT IN WHICH FINOVA SHALL INITIATE LEGAL OR EQUITABLE PROCEEDINGS AND WHICH HAS SUBJECT MATTER JURISDICTION OVER THE MATTER IN CONTROVERSY. THE BORROWERS WAIVE ANY OBJECTION OF FORUM NON CONVENIENS AND VENUE. THE BORROWERS WAIVE PERSONAL SERVICE OF ANY AND ALL PROCESS UPON THEM, AND CONSENT THAT ALL SUCH SERVICE OF PROCESS BE MADE IN THE MANNER SET FORTH IN SECTION 19.13 OF THE LOAN AGREEMENT FOR THE GIVING OF NOTICE. THE BORROWERS FURTHER WAIVE ANY RIGHT THEY MAY OTHERWISE HAVE TO


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


COLLATERALLY ATTACK ANY JUDGMENT ENTERED AGAINST THEM.

         8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment or the Consent by telefacsimile shall be effective as delivery of a manually executed counterpart of this Amendment or such Consent.

         9. Due Execution. The execution, delivery and performance of this Amendment are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on any Borrower.

         10. Reference to and Effect on the Loan Documents.

                  (a) Upon and after the effectiveness of this Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby.

                  (b) Except as specifically amended above, the Loan Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to FINOVA.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any FINOVA or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Loan Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Loan Agreement as modified or amended hereby.

         11. Ratification. Borrowers hereby restate, ratify and reaffirm each and every term and condition set forth in the Loan Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

         12. Estoppel. To induce FINOVA to enter into this Amendment and to continue to make advances to Borrowers under the Loan Agreement, Borrowers hereby acknowledge and agree that, after giving effect to this Amendment, as of the date hereof, there exists no Event of

Default and no right of offset, defense, counterclaim or objection in favor of Borrower as against FINOVA with respect to the Obligations.

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

                                            FINOVA CAPITAL CORPORATION
                                             By: /s/ Frank Moore
                                                --------------------------
                                             Name:   Frank Moore
                                                  ------------------------
                                             Title: Vice President
                                                   -----------------------

                                            OAKHURST COMPANY, INC.
                                             By:   /s/ Robert Davies
                                                --------------------------
                                             Name:   Robert Davies
                                                  ------------------------
                                             Title:   Chairman
                                                   -----------------------

                                            STEEL CITY PRODUCTS, INC.
                                             By:   /s/ Robert Davies
                                                --------------------------
                                             Name:     Robert Davies
                                                  ------------------------
                                             Title: Vice President
                                                   -----------------------

                                            DOWLING'S FLEET SERVICE CO.
                                             By: /s/ Robert Davies
                                                --------------------------
                                             Name:   Robert Davies
                                                  ------------------------
                                             Title:    Vice President
                                                   -----------------------

                                            OAKHURST MANAGEMENT
                                            CORPORATION
                                             By:   /s/ Robert Davies
                                                ---------------------------
                                             Name:     Robert Davies
                                                  -------------------------
                                             Title:   Vice President
                                                   ------------------------

                                            OAKHURST HOLDINGS, INC.
                                             By:   /s/ Robert Davies
                                                ---------------------------
                                             Name:  Robert Davies
                                                  -------------------------
                                             Title:   Vice President
                                                   ------------------------

                                            G & O SALES COMPANY
                                             By:   /s/ Robert Davies
                                                ----------------------------
                                             Name:   Robert Davies
                                                  --------------------------
                                             Title:     Vice President
                                                   -------------------------

                                       5